UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 3, 2009
THE TIMBERLAND COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-9548	02-0312554

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of principal executive offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 3, 2009, the Board of Directors of The Timberland Company (the “Company”) authorized the repurchase of up to an additional 6,000,000 shares of the Company’s Class A Common Stock. This authorization supplements the Company’s current 6,000,000 share repurchase authorization, of which approximately 2,196,063 shares remained available for repurchase as of October 2, 2009. Under the Company’s share repurchase program, share repurchases may be conducted from time to time, at the discretion of management, and as market and business conditions may warrant. The Company may use Rule 10b5-1 plans to facilitate share repurchases.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
Date: December 9, 2009	By:	/s/ Jeffrey B. Swartz
		Name:	Jeffrey B. Swartz
		Title:	President and Chief Executive Officer